                                                                    EXHIBIT 23.1

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the incorporation of our report, dated April 19, 2004,

included in this Form 10-KSB in the previously filed Registration Statement of

Tankless Systems Worldwide, Inc. on Form S-8 (File No. 333-111348, effective

December 19, 2003).

/s/ Shelley International CPA

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Shelley International CPA

Mesa Arizona

April 21, 2004